EXHIBIT 10.13

CONFIDENTIAL                                    INITIAL GRANT

                     COMPAQ COMPUTER CORPORATION
                 NONQUALIFIED STOCK OPTION AGREEMENT
                              FOR THE
           STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


   THIS AGREEMENT, made this _____ day of___________, ________, in Houston, Texas between COMPAQ COMPUTER CORPORATION, a Delaware corporation (hereinafter called the "Company"), and______________________ (hereinafter called the "Optionee"):

                         R E C I T A L S:

   The Company has adopted the Compaq Computer Corporation
Nonqualified Stock Option Plan for Non-Employee Directors
(the "Plan"), which Plan is incorporated herein by reference and made a part of the Agreement.

   The Company has determined that it would be in the best interests of the Company and its stockholders to grant the option provided for herein (the "Option") to the Optionee pursuant to the Plan and the terms set forth herein as an inducement to serve as a director of the Company and to provide Optionee with a proprietary interest in the future of the Company;

   NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

    1. Grant of the Option. The Company hereby grants to Optionee the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of _________ shares of the presently authorized but unissued Common Stock of the Company (hereinafter called the "Stock"). The purchase price of the Stock subject to this option shall be $_______ per share, being the market price of the Common Stock on the Date of Grant, as defined in the Plan.

     2.  Exercise of Option.

         (a) This Option may be exercised in whole or in part at any time during the period beginning one year after the Date of Grant and ending ten years from the Date of Grant, provided that Optionee may not exercise this Option more often than twice during any calendar year. The option is not transferable or assignable by the Optionee other than by will or the laws of descent and distribution. During the Optionee's lifetime, this option shall be exercisable only by the optionee.

         (b) Options may be exercised in whole or in part with respect to whole shares only within the period permitted for exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office and payment in full to the Company at its principal office in the amount of the option price for the number of shares of the Common Stock with respect to which the Option is then being exercised. The payment of the option price shall be made in cash or by certified check, bank draft, or postal or express money order payable to the order of the Company, or, with the consent of the Board (or the Committee, if established by the Board), in whole or in part in Common Stock valued at Fair Market Value which is owned by the Optionee.

         (c) This option may not be exercised prior to the registration of the Stock with the Securities and Exchange Commission and any applicable state agencies. However, this condition may be waived by the Board (or Committee, if any) if it determines that such registration is not necessary in order to legally issue shares of Stock to Optionee.

         (d) Upon the Company's determination that the Option has been validly exercised as to any of the Stock, the Secretary of the Company shall issue certificates in the Optionee's name for the number of shares set forth in his written notice. However, the Company shall not be liable to the Optionee for damages relating to any delays in issuing the certificates to him, any loss of the certificate, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

     3.   Term of Directorship.    This Option shall not grant
to Optionee any right to continue serving as a director of the Company.

     4. Notices. Any notice required to be given under the terms of this Option Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company in Houston, Texas, and any notice to be given to Optionee shall be addressed to him at the address given by him beneath his signature hereto or such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when addressed as aforesaid, registered or certified mail, and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

     5. Disputes. As a condition of the granting of the Option hereby, the Optionee and his heirs and successors agree that any dispute or disagreement which may arise hereunder shall be determined by the Board (or Committee, if any) in its sole discretion and judgment, and that any such determination and any interpretation by the Board (or Committee, if any) of the terms of this Option shall be final and shall be binding and conclusive, for all purposes, upon the Company, Optionee, his heirs and personal representatives.

     6. Legend on Certificates. The certificates representing the shares of Stock purchased by exercise of this Option will be stamped or otherwise imprinted with a legend in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of the Company will reflect stop-transfer instructions with respect to such shares.

     7. Option Subject to Plan. This Option is subject to the Plan. The terms and provisions of the Plan (including any subsequent amendments thereto) are hereby incorporated herein by reference thereto. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. All definitions of words and terms contained in the Plan shall be applicable to this Option.

     8.   Miscellaneous.

          (a) All decisions of the Board (or Committee, if any) upon any questions arising under the Plan or under this Option Agreement shall be conclusive.

          (b)  Nothing herein contained shall affect
Optionee's right to participate in and receive benefits from and in accordance with the then current provisions of any pension, insurance or other employee welfare plan or program of the Company.

          (c)  Optionee agrees to make appropriate
arrangements with the Company for satisfaction of any applicable federal, state or local income tax, withholding requirements or like requirements, including the payment to the Company at the time of exercise of the Option of all such taxes and requirements.

          (d) Whenever the term "Optionee" is used herein under circumstances applicable to any other person or persons to whom this Option, in accordance with the provisions hereof, may be transferred, the word "Optionee" shall be deemed to include such person or persons.

          (e) Notwithstanding any of the other provisions hereof, Optionee agrees that he will not exercise this Option and that the Company will not be obligated to issue any shares pursuant to this Option Agreement, if the exercise of the Option or the issuance of such shares of Common Stock would constitute a violation by the Optionee or by the Company of any provision of any law or regulation of any governmental authority or national securities exchange. Upon the acquisition of any shares pursuant to the exercise of the option herein granted, Optionee will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement.

          (f) This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company.

          (g) The interpretation, performance and enforcement of the Option Agreement shall be governed by the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Company has, as of the date and place first above written, caused this Agreement to be executed on its behalf by its President or any Vice President, and Optionee has hereunto set his hand as of the date and place first above written, which date is the date of grant of this Option.


                         COMPAQ COMPUTER CORPORATION
                         By__________________________________
                           Eckhard Pfeiffer
                           President and Chief Executive Officer


                         "OPTIONEE"

                         ____________________________________


                          Address:

                         ____________________________________
                         ____________________________________


=============================================================

CONFIDENTIAL                                     Annual Grant

                     COMPAQ COMPUTER CORPORATION
                 NONQUALIFIED STOCK OPTION AGREEMENT
                              FOR THE
           STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


   THIS AGREEMENT, made this _____ day of___________, ________, in Houston, Texas between COMPAQ COMPUTER CORPORATION, a Delaware corporation (hereinafter called the "Company"), and______________________ (hereinafter called the "Optionee"):

                         R E C I T A L S:

   The Company has adopted the Compaq Computer Corporation
Nonqualified Stock Option Plan for Non-Employee Directors
(the "Plan"), which Plan is incorporated herein by reference and made a part of the Agreement.

   The Company has determined that it would be in the best interests of the Company and its stockholders to grant the option provided for herein (the "Option") to the Optionee pursuant to the Plan and the terms set forth herein as an inducement to serve as a director of the Company and to provide Optionee with a proprietary interest in the future of the Company;

   NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

    1. Grant of the Option. The Company hereby grants to Optionee the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of _________ shares of the presently authorized but unissued Common Stock of the Company (hereinafter called the "Stock"). The purchase price of the Stock subject to this option shall be $_______ per share, being the market price of the Common Stock on the Date of Grant, as defined in the Plan.

     2.  Exercise of Option.

         (a)  This Option may be exercised in whole or in part
(i) with respect to 50% of the Shares one year from the date of this Agreement and (ii) with respect to the remaining 50% of the Shares two years from the date of this Agreement. This Option shall be subject to exercise and termination before its date of expiration as provided in the Plan.


         (b) Options may be exercised in whole or in part with respect to whole shares only within the period permitted for exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office and payment in full to the Company at its principal office in the amount of the option price for the number of shares of the Common Stock with respect to which the Option is then being exercised. The payment of the option price shall be made in cash or by certified check, bank draft, or postal or express money order payable to the order of the Company, or, with the consent of the Board (or the Committee, if established by the Board), in whole or in part in Common Stock valued at Fair Market Value which is owned by the Optionee.

         (c) This option may not be exercised prior to the registration of the Stock with the Securities and Exchange Commission and any applicable state agencies. However, this condition may be waived by the Board (or Committee, if any) if it determines that such registration is not necessary in order to legally issue shares of Stock to Optionee.

         (d) Upon the Company's determination that the Option has been validly exercised as to any of the Stock, the Secretary of the Company shall issue certificates in the Optionee's name for the number of shares set forth in his written notice. However, the Company shall not be liable to the Optionee for damages relating to any delays in issuing the certificates to him, any loss of the certificate, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

     3.   Term of Directorship.    This Option shall not grant
to Optionee any right to continue serving as a director of the Company.

     4. Notices. Any notice required to be given under the terms of this Option Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company in Houston, Texas, and any notice to be given to Optionee shall be addressed to him at the address given by him beneath his signature hereto or such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when addressed as aforesaid, registered or certified mail, and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

     5. Disputes. As a condition of the granting of the Option hereby, the Optionee and his heirs and successors agree that any dispute or disagreement which may arise hereunder shall be determined by the Board (or Committee, if any) in its sole discretion and judgment, and that any such determination and any interpretation by the Board (or Committee, if any) of the terms of this Option shall be final and shall be binding and conclusive, for all purposes, upon the Company, Optionee, his heirs and personal representatives.

     6. Legend on Certificates. The certificates representing the shares of Stock purchased by exercise of this Option will be stamped or otherwise imprinted with a legend in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of the Company will reflect stop-transfer instructions with respect to such shares.

     7. Option Subject to Plan. This Option is subject to the Plan. The terms and provisions of the Plan (including any subsequent amendments thereto) are hereby incorporated herein by reference thereto. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. All definitions of words and terms contained in the Plan shall be applicable to this Option.

     8.   Miscellaneous.

          (a) All decisions of the Board (or Committee, if any) upon any questions arising under the Plan or under this Option Agreement shall be conclusive.

          (b)  Nothing herein contained shall affect
Optionee's right to participate in and receive benefits from and in accordance with the then current provisions of any pension, insurance or other employee welfare plan or program of the Company.

          (c)  Optionee agrees to make appropriate
arrangements with the Company for satisfaction of any applicable federal, state or local income tax, withholding requirements or like requirements, including the payment to the Company at the time of exercise of the Option of all such taxes and requirements.

          (d) Whenever the term "Optionee" is used herein under circumstances applicable to any other person or persons to whom this Option, in accordance with the provisions hereof, may be transferred, the word "Optionee" shall be deemed to include such person or persons.

          (e) Notwithstanding any of the other provisions hereof, Optionee agrees that he will not exercise this Option and that the Company will not be obligated to issue any shares pursuant to this Option Agreement, if the exercise of the Option or the issuance of such shares of Common Stock would constitute a violation by the Optionee or by the Company of any provision of any law or regulation of any governmental authority or national securities exchange. Upon the acquisition of any shares pursuant to the exercise of the option herein granted, Optionee will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement.

          (f) This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company.

          (g) The interpretation, performance and enforcement of the Option Agreement shall be governed by the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Company has, as of the date and place first above written, caused this Agreement to be executed on its behalf by its President or any Vice President, and Optionee has hereunto set his hand as of the date and place first above written, which date is the date of grant of this Option.


                         COMPAQ COMPUTER CORPORATION
                         By__________________________________
                           Eckhard Pfeiffer
                           President and Chief Executive Officer


                         "OPTIONEE"

                         ____________________________________


                          Address:

                         ____________________________________
                         ____________________________________




=============================================================

CONFIDENTIAL                    Grant in Lieu of Compensation

                     COMPAQ COMPUTER CORPORATION
                 NONQUALIFIED STOCK OPTION AGREEMENT
                              FOR THE
           STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


   THIS AGREEMENT, made this _____ day of___________, ________, in Houston, Texas between COMPAQ COMPUTER CORPORATION, a Delaware corporation (hereinafter called the "Company"), and______________________ (hereinafter called the "Optionee"):

                         R E C I T A L S:

   The Company has adopted the Compaq Computer Corporation
Nonqualified Stock Option Plan for Non-Employee Directors
(the "Plan"), which Plan is incorporated herein by reference and made a part of the Agreement.

   The Company has determined that it would be in the best interests of the Company and its stockholders to grant the option provided for herein (the "Option") to the Optionee pursuant to the Plan and the terms set forth herein as an inducement to serve as a director of the Company and to provide Optionee with a proprietary interest in the future of the Company;

   NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

    1. Grant of the Option. The Company hereby grants to Optionee the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of _________ shares of the presently authorized but unissued Common Stock of the Company (hereinafter called the "Stock"). The purchase price of the Stock subject to this option shall be $_______ per share, being the market price of the Common Stock on the Date of Grant, as defined in the Plan.

     2.  Exercise of Option.

         (a) This Option may be exercised in whole or in part at any time during the period beginning one year after the Date of Grant and ending ten years from the Date of Grant, provided that optionee may not exercise this Option more often than twice during any calendar year. This option shall expire 10 years from the date of this Agreement and shall be subject to exercise and termination before its date of expiration as provided in the Plan.

         (b) Options may be exercised in whole or in part with respect to whole shares only within the period permitted for exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office and payment in full to the Company at its principal office in the amount of the option price for the number of shares of the Common Stock with respect to which the Option is then being exercised. The payment of the option price shall be made in cash or by certified check, bank draft, or postal or express money order payable to the order of the Company, or, with the consent of the Board (or the Committee, if established by the Board), in whole or in part in Common Stock valued at Fair Market Value which is owned by the Optionee.

         (c) This option may not be exercised prior to the registration of the Stock with the Securities and Exchange Commission and any applicable state agencies. However, this condition may be waived by the Board (or Committee, if any) if it determines that such registration is not necessary in order to legally issue shares of Stock to Optionee.

         (d) Upon the Company's determination that the Option has been validly exercised as to any of the Stock, the Secretary of the Company shall issue certificates in the Optionee's name for the number of shares set forth in his written notice. However, the Company shall not be liable to the Optionee for damages relating to any delays in issuing the certificates to him, any loss of the certificate, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

     3.   Term of Directorship.    This Option shall not grant
to Optionee any right to continue serving as a director of the Company.

     4. Notices. Any notice required to be given under the terms of this Option Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company in Houston, Texas, and any notice to be given to Optionee shall be addressed to him at the address given by him beneath his signature hereto or such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when addressed as aforesaid, registered or certified mail, and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

     5. Disputes. As a condition of the granting of the Option hereby, the Optionee and his heirs and successors agree that any dispute or disagreement which may arise hereunder shall be determined by the Board (or Committee, if any) in its sole discretion and judgment, and that any such determination and any interpretation by the Board (or Committee, if any) of the terms of this Option shall be final and shall be binding and conclusive, for all purposes, upon the Company, Optionee, his heirs and personal representatives.

     6. Legend on Certificates. The certificates representing the shares of Stock purchased by exercise of this Option will be stamped or otherwise imprinted with a legend in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of the Company will reflect stop-transfer instructions with respect to such shares.

     7. Option Subject to Plan. This Option is subject to the Plan. The terms and provisions of the Plan (including any subsequent amendments thereto) are hereby incorporated herein by reference thereto. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. All definitions of words and terms contained in the Plan shall be applicable to this Option.

     8.   Miscellaneous.

          (a) All decisions of the Board (or Committee, if any) upon any questions arising under the Plan or under this Option Agreement shall be conclusive.

          (b)  Nothing herein contained shall affect
Optionee's right to participate in and receive benefits from and in accordance with the then current provisions of any pension, insurance or other employee welfare plan or program of the Company.

          (c)  Optionee agrees to make appropriate
arrangements with the Company for satisfaction of any applicable federal, state or local income tax, withholding requirements or like requirements, including the payment to the Company at the time of exercise of the Option of all such taxes and requirements.

          (d) Whenever the term "Optionee" is used herein under circumstances applicable to any other person or persons to whom this Option, in accordance with the provisions hereof, may be transferred, the word "Optionee" shall be deemed to include such person or persons.

          (e) Notwithstanding any of the other provisions hereof, Optionee agrees that he will not exercise this Option and that the Company will not be obligated to issue any shares pursuant to this Option Agreement, if the exercise of the Option or the issuance of such shares of Common Stock would constitute a violation by the Optionee or by the Company of any provision of any law or regulation of any governmental authority or national securities exchange. Upon the acquisition of any shares pursuant to the exercise of the option herein granted, Optionee will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement.

          (f) This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company.

          (g) The interpretation, performance and enforcement of the Option Agreement shall be governed by the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Company has, as of the date and place first above written, caused this Agreement to be executed on its behalf by its President or any Vice President, and Optionee has hereunto set his hand as of the date and place first above written, which date is the date of grant of this Option.


                         COMPAQ COMPUTER CORPORATION
                         By__________________________________
                           Eckhard Pfeiffer
                           President and Chief Executive Officer


                         "OPTIONEE"

                         ____________________________________


                          Address:

                         ____________________________________
                         ____________________________________